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                                                                   EXHIBIT 99.02


  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Transaction Systems Architects, Inc. (the "Company") on Form 10-K for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dwight G. Hanson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1) the Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 13, 2003                          /s/ DWIGHT G. HANSON
                                     -------------------------------------------
                                                  Dwight G. Hanson
                                         CHIEF FINANCIAL OFFICER, TREASURER
                                             AND SENIOR VICE PRESIDENT